1 FOR IMMEDIATE RELEASE Papa Murphy’s Holdings, Inc. Announces First Quarter 2014 Financial Results Vancouver, WA, May 22, 2014 (Globe Newswire) – Papa Murphy’s Holdings, Inc. (NASDAQ: FRSH) today announced financial results for its first quarter ended March 31, 2014. Key highlights for the first quarter of 2014 compared to the first quarter of 2013 include: • Total revenues were $25.1 million compared to $19.6 million. Excluding $1.8 million of revenues in the first quarter of 2014 related to the re-sale of point of sale licenses to franchisees at cost, revenue increased 18.9%. • Domestic comparable store sales increased 3.3%, including an increase of 7.1% for domestic company-owned stores and 3.1% for domestic franchise stores. • Net income was $819,000 compared to $711,000. • Pro forma net income(1) increased 60.0% to $2.0 million, or $0.12 per diluted share from $1.2 million, or $0.07 per diluted share. • Adjusted EBITDA(1) increased 33.7% to $7.5 million from $5.6 million. • 21 new Papa Murphy’s stores opened system-wide, including 19 domestic franchise openings. ______________________ (1) Pro forma net income and adjusted EBITDA are non-GAAP measures. For reconciliations of adjusted EBITDA and pro forma net income to GAAP net income and discussions of why we consider them useful, see the “Reconciliation of Non-GAAP Measures” accompanying this release. Ken Calwell, President and Chief Executive Officer of Papa Murphy’s Holdings, Inc., stated “We are pleased to begin fiscal 2014 with impressive increases in revenue and pro forma profitability. Our success continues to be driven by the collective hard work of our team and franchisees, as we continue to help busy parents and families solve the dinnertime dilemma of providing their family with a high-quality, home-cooked meal, at a great value.” Calwell added, “Following the success of our May IPO, we are excited about the opportunities ahead for Papa Murphy’s. We have a unique business that has clearly resonated with our guests as demonstrated by the consistency with which they have rated us as their pizza chain of choice over the years, as well as the consistency of our same store sales growth which we again demonstrated in the first quarter. We have tremendous white space potential to grow our store base, including a substantial opportunity within our existing core markets. We also have a number of initiatives in place that we believe can continue to drive same store sales growth and improve store-level profitability across our system.”

2 Initial Public Offering On May 7, 2014, following the end the first quarter of 2014, the Company successfully completed an initial public offering (“IPO) of common shares at $11.00 per share. The Company issued 5,833,333 shares of common stock. Total net proceeds to Papa Murphy’s from the offering after deducting underwriter discounts and commissions and estimated offering expenses were approximately $55.8 million. Net proceeds of the IPO were primarily used to pay down $55.5 million of existing debt. Key Operating Metrics March 31, 2014 April 1, 2013 Domestic Average Weekly Sales 11,746$ 11,535$ Domestic comparable store sales growth Franchised stores 3.1% 0.6% Company-owned stores 7.1% -0.9% System-wide 3.3% 0.6% System-wide sales ($s in 000s) 215,983$ 201,480$ Adjusted EBITDA ($s in 000s) 7,534$ 5,635$ Store Count Franchised 1,360 1,291 Company-owned 69 63 System-wide 1,429 1,354 Three Months Ended We evaluate the performance of our business using a variety of operating and performance metrics. Below is a description of our key operating metrics: Average Weekly Sales consists of the average weekly sales of domestic franchised and company- owned stores over a specified period of time and is calculated by dividing the total net sales of our system-wide stores for the relevant time period by the number of weeks these same stores were open in such time period. Comparable Store Sales represents the change in year-over-year sales for domestic comparable stores. A comparable store is a store that has been open for at least 52 full weeks from the comparable date (the Tuesday following the opening date). As of the end of the first quarter of 2014 and 2013, there were 1,304 and 1,255 domestic comparable stores, respectively. System-wide sales include net sales by all of our system-wide stores.

3 Adjusted EBITDA is defined as net income (loss) before interest expense, provision for (benefit from) income taxes and depreciation and amortization, with further adjustments to reflect the additions and eliminations of certain income statement items including non-cash charges, income and expenses that we consider not indicative of ongoing operations and certain other adjustments. 2014 Financial Outlook Based on current information, Papa Murphy’s Holdings, Inc. is introducing the following guidance for fiscal year 2014, which ends on December 29, 2014: • At least 105 new domestic franchise store openings • Domestic comparable store sales growth of at least 2.0%; Domestic comparable sales growth for the second quarter is expected to be below the anticipated annual rate • Total System-wide sales of at least $830 million Conference Call Papa Murphy’s Holdings, Inc. will host a conference call to discuss the first quarter financial results on Thursday, May 22, 2014 at 5 PM Eastern Time. The conference call can be accessed live over the phone by dialing 877-407-3982 or for international callers by dialing 201-493-6780. A replay will be available after the call and can be accessed by dialing 877-870-5176 or for international callers by dialing 858-384-5517; the passcode is 13582843. The replay will be available until Thursday, May 29, 2014. The conference call will also be webcast live from the Company's corporate website at investors.papamurphys.com, under the "Events & Presentations" page. An archive of the webcast will be available at this location shortly after the call has concluded. About Papa Murphy’s Papa Murphy's is a franchisor and operator of the largest Take 'N' Bake pizza chain in the United States, selling uncooked pizzas that customers bake at home. The Company was founded in 1981 and currently operates over 1,400 franchised and corporate-owned fresh pizza stores in 38 States, Canada and United Arab Emirates. Papa Murphy's core purpose is to bring all families together through food people love with a goal to create fun, convenient and fulfilling family dinners. In addition to scratch- made pizzas, the Company offers a growing menu of grab 'n' go items, including salads, sides and desserts. Forward-looking Information Certain statements contained in this news release, as well as other information provided from time to time by Papa Murphy's Holdings, Inc. or its employees, may contain forward looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward looking statements. Forward-looking statements give the Company's current expectations and projections relating to the Company's financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as "guidance," "anticipate," "estimate," "expect," "forecast," "project," "plan," "intend," "believe," "confident," "may,"

4 "should," "can have," "likely," "future" and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. Any such forward looking statements are not guarantees of performance or results, and involve risks, uncertainties (some of which are beyond the Company's control) and assumptions. Although the Company believes any forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual financial results and cause them to differ materially from those anticipated in any forward-looking statements. Please refer to the risk factors discussed in the Company’s Registration Statement on Form S-1, as amended, (File No: 333-194488) as supplemented by the risk factors included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2014 (each of which can be found at the SEC’s website www.sec.gov) and each such risk factor is specifically incorporated into this press release. Should one or more of these risks or uncertainties materialize, the Company's actual results may vary in material respects from those projected in any forward-looking statements. Any forward-looking statement made by the Company in this press release speaks only as of the date on which it is made. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

5 PAPA MURPHY’S HOLDINGS, INC. AND SUBSIDIARIES Condensed Consolidated Statements of Operations and Comprehensive Income (In thousands of dollars, except per share data) (Unaudited) Three Months Ended March 31, 2014 April 1, 2013 Revenues Franchise royalties $ 10,069 $ 9,503 Franchise and development fees 1,169 882 Company-owned store sales 12,018 9,166 Lease and other 1,861 42 Total revenues 25,117 19,593 Costs and Expenses Store operating costs (exclusive of depreciation and amortization shown separately below): Cost of food and packaging 4,590 3,423 Compensation and benefits 3,030 2,572 Advertising 1,122 846 Occupancy 660 554 Other store operating costs 1,069 930 Selling, general, and administrative 8,199 5,734 Depreciation and amortization 1,841 1,699 Loss on disposal or impairment of property and equipment 6 64 Total costs and expenses 20,517 15,822 Operating Income 4,600 3,771 Interest expense 3,112 2,616 Interest income (34) (22) Other expense, net 12 7 Income Before Income Taxes 1,510 1,170 Provision for income taxes 691 459 Net Income 819 711 Other Comprehensive Income Foreign currency translation adjustment — — Total Comprehensive Income $ 819 $ 711 Loss per share of common stock Basic $ (0.20) $ (0.23) Diluted $ (0.20) $ (0.23) Weighted average common stock outstanding Basic 3,851,741 3,797,209 Diluted 3,851,741 3,797,209

6 PAPA MURPHY’S HOLDINGS, INC. AND SUBSIDIARIES Selected Balance Sheet Data (In thousands of dollars) (Unaudited) March 31, 2014 December 30, 2013 Cash and cash equivalents $ 2,241 $ 3,705 Total current assets 16,222 16,377 Total assets 263,300 264,502 Total current liabilities 14,195 17,965 Long-term debt, net of current portion 169,330 168,330 Total Papa Murphy’s Holdings Inc. shareholders’ equity 34,992 33,925

7 PAPA MURPHY’S HOLDINGS, INC. AND SUBSIDIARIES Reconciliation of Net income to Adjusted EBITDA Three Months Ended March 31, 2014 April 1, 2013 Net income as reported $ 819 $ 711 Depreciation and amortization 1,841 1,699 Income tax provision (benefit) 691 459 Interest expense, net 3,078 2,594 EBITDA 6,429 5,463 Loss on disposal or impairment of property and equipment (a) 6 64 Management transition and restructuring costs (b) 178 — Expenses not indicative of future operations (c) 196 — Management fees and related expenses (d) 135 125 Transaction costs (e) 2 5 New store pre-opening expenses (f) 10 — Non-cash expenses and non-income based state taxes (g) 578 (22) Adjusted EBITDA $ 7,534 $ 5,635 (a) Represents non-cash losses resulting from disposal or impairment of property and equipment, including divested company stores. (b) Represents non-recurring management transition and restructuring costs, consisting of recruitment, relocation and other costs in connection with recruiting a new CFO. (c) Represents non-recurring advisory expenses in connection with our initial public offering. (d) Represents the elimination of management fees and related costs paid to the Sponsor for advisory services provided pursuant to an advisory services and monitoring agreement. (e) Represents transaction costs relating to acquisitions and divestitures. (f) Represents expenses directly associated with the opening of new stores and incurred prior to the opening of new stores, including wages, benefits, travel for the training of opening teams and other store operating costs. (g) Represents (i) non-cash expenses related to equity-based compensation; (ii) non-cash expenses related to the difference between GAAP and cash rent expense; (iii) non-cash expenses related to the fair valuation of certain common stock and Series A Preferred Stock subject to put options; and (iv) state revenues taxes levied in lieu of an income tax.

8 PAPA MURPHY’S HOLDINGS, INC. AND SUBSIDIARIES Reconciliation of Net Income to Pro Forma Net Income Three Months Ended March 31, 2014 April 1, 2013 Net income as reported $ 819 $ 711 Management fees and related expenses (1) 135 125 Reduction in interest expense based on reduced debt balance (2) 1,281 1,157 Expenses not indicative of future operations (3) 865 — Incremental public company costs (4) (466) (466) Income tax expense on adjustments (5) (681) (306) Pro forma net income $ 1,953 $ 1,221 Net income per share of common stock – pro forma Basic $ 0.12 $ 0.07 Diluted $ 0.12 $ 0.07 Weighted-average shares outstanding – pro forma Basic – pro forma (6) 16,595,255 16,542,367 Diluted – pro forma (6) 16,812,834 16,842,160 (1) Represents the elimination of management fees and related costs paid to Lee Equity for advisory services provided pursuant to an advisory services and monitoring agreement. (2) Represents the lower interest expense assuming our post-IPO long-term debt balance of $115.5 million was outstanding as of the beginning of fiscal year 2013. This balance reflects $55.5 million repayment of long-term debt from the net proceeds from our IPO. This interest expense calculation assumes a change in interest rate from 6.75% to 5.5% due to the reduction in our total leverage ratio to below 4.25x Adjusted EBITDA as defined in our credit facility. The interest adjustment is also based on a lower annual amortization of deferred financing costs of approximately $110,000 after the write-off of approximately $1.2 million, which will occur in the second quarter of 2014 but is assumed to occur at the beginning of fiscal 2013. (3) Reflects the elimination of stock compensation charges in the first quarter of 2014 related to the acceleration of vesting, repurchase of shares, and issuance of new options with certain executive officers in preparation for the IPO and other costs to prepare for the IPO. (4) Reflects an estimate of recurring incremental legal, accounting, insurance and other compliance costs totaling $0.3 million that we expect to incur as a public company and ongoing stock based compensation of $0.2 million. (5) Reflects the tax expense associated with the adjustments in 1 through 4 above at the normalized tax rate of 37.5%, which reflects our estimated long-term effective tax rate. (6) Reflects the impact of (i) a conversion of our preferred shares to common stock, (ii) a 1 to 2.2630 common stock split, and (iii) the issuance of 5,833,333 shares of common stock upon the IPO.

9 Investor Contact: Fitzhugh Taylor, ICR fitzhugh.taylor@icrinc.com 877-747-7272 Media Contact: Jessica Liddell, ICR jessica.liddell@icrinc.com 203-682-8208